EXHIBIT 21.1
Subsidiaries of United Surgical Partners International, Inc.

25 East Same Day Surgery, L.L.C.
Advanced Ambulatory Surgical Care, L.P.
Adventist Midwest Health/USP Surgery Centers, L.L.C.
Alamo Heights Surgicare, L.P.
Alexandria Surgery Center Real Estate, LLC
ALMH Surgical Center East, LLC
American Endoscopy Services, LLC
Arlington Surgicare Partners, Ltd.
Aspen Healthcare Holdings, Ltd.
Aspen Healthcare, Ltd.
Aspen Leasing, Ltd.
Austintown Surgery Center, LLC
Baptist Plaza Surgicare, L.P.
Baptist Surgery Center, L.P.
Bagley Holdings, LLC
Baylor Surgicare at Plano, LLC
Beaumont Surgical Affiliates, Ltd.
Bellaire Outpatient Surgery Center, L.L.P.
Bon Secours Surgery Center at Harbour View, LLC
Bon Secours Surgery Center at Virginia Beach, LLC
Briarcliff Ambulatory Surgery Center, L.P.
Cape Surgery Center, L.P.
Cedar Park Surgery Center, L.L.P.
Central Avenue Surgery Center, LLC
Central Jersey Surgery Center, LLC
Central Virginia Surgi-Center, L.P.
CHC/USP Surgery Centers, LLC
Chesterfield Ambulatory Surgery Center, L.P.
Chico Surgery Center, LP
Christus Cabrini Surgery Center, L.L.C.
Christus Santa Rosa Surgery Center, L.L.P.
Christus/USP General Partner, LLC
Christus/USP Surgery Centers, L.P.
CHW/USP Glendale GP, LLC
CHW/USP Glendale Memorial Surgery Centers, L.L.C.
CHW/USP Folsom GP, LLC
CHW/USP Fontana Surgery Centers, LLC
CHW/USP Las Vegas Surgery Centers, LLC
CHW/USP Oxnard GP, LLC
CHW/USP Oxnard Surgery Centers, LLC
CHW/USP Phoenix II, LLC
CHW/USP Roseville GP, LLC
CHW/USP Sacramento Surgery Centers, L.L.C.
CHW/USP San Gabriel GP, L.L.C.
CHW/USP San Gabriel Surgery Centers, L.L.C.
CHW/USP Surgery Centers, LLC
Clarkston ASC Partners, LLC
Coast Surgery Center, L.P.

Corpus Christi Holdings, LLC
Corpus Christi Surgicare, Ltd.
Corral Hollow Surgery Center, LLC
Court Street Surgery Center, L.P.
Creekwood Surgery Center, L.P.
CS/USP General Partners, LLC
CS/USP Surgery Centers, LP
Dallas Surgical Partners, L.L.P.
Day-Op Surgery Consulting Company, LLC
Decatur Surgery Center, L.P.
Denton Surgicare Partners, Ltd.
Denton Surgicare Real Estate, Ltd.
Desert Ridge Outpatient Surgery, LLC
Desoto Surgicare Partners, Ltd.
Destin Surgery Center, Ltd.
Doctors Outpatient Surgicenter, Ltd.
Doctors Surgery Center of Kingman, L.L.C.
East Brunswick Surgery Center, LLC
East West Surgery Center, L.P.
Eastgate Building Center, L.L.C.
Einstein/USP General Partner, LLC
Elmwood Park Same Day Surgery, L.L.C.
ENH/USP Surgery Centers I, L.L.C.
ENH/USP Surgery Centers II, L.L.C.
Folsom Outpatient Surgery Center, L.P.
Fort Worth Osteopathic Surgery Center, L.P.
Fort Worth Osteopathic Surgery Center GP, L.L.C.
Fort Worth Surgicare Partners, Ltd.
Frisco Medical Center, L.L.P.
Frontenac Ambulatory Surgery & Spine Care Center, L.P.
Garland Surgicare Partners, Ltd.
Georgia Musculoskeletal Network, Inc.
Genesis ASC Partners, LLC
Glendale Memorial Ambulatory Surgery Center, L.P.
Global Healthcare Partners, Ltd.
GP Surgery Center, LLC
Grapevine Surgicare Partners, Ltd.
Greater Baton Rouge Surgical Hospital, LLC
Health Horizons of Kansas City, Inc.
Health Horizons of Murfreesboro, Inc.
Health Horizons of Nashville, Inc.
Highgate Private Clinic, Ltd.
Hinsdale Surgical Center, LLC
Huguley Surgery Center, LLP
INTEGRIS/USP Surgery Centers, LLC
INTEGRIS/USP Surgery Centers II, L.L.C.
Idaho Surgery Center, LLC
Irving-Coppell Surgical Hospital, L.L.P.
ISS-Orlando, LLC
KSF Orthopaedic Surgery Center, L.L.P.

Lake County Ambulatory Surgery Center, LLC
Lake Lansing ASC Partners, LLC
Lansing ASC Partners, LLC
Las Cruces Surgical Center LLC
Lawrenceville Surgery Center, L.L.C.
Lewisville Surgicare Partners, Ltd.
Liberty Ambulatory Surgery Center, L.P.
Lincolnwood Ambulatory Surgery Center, L.P.
Madison Ambulatory Surgery Center, LLC
Manchester Ambulatory Surgery Center, LP
Manitowoc Surgery Center, LLC
Mary Immaculate Ambulatory Surgery Center, LLC
Mason Ridge Ambulatory Surgery Center, L.P.
McLaren ASC of Flint, LLC
McLaren Real Estate Partners, Limited Partnership
MCSH Real Estate Investors, Ltd.
Medcenter Management Services, Inc.
Memorial Ambulatory Surgery Center, LLC
Memorial Hermann Specialty Hospital Kingwood, L.L.C.
Memorial Hermann Surgery Center Cy-Fair, LLP
Memorial Hermann Surgery Center Katy, LLP
Memorial Hermann Surgery Center Northwest LLP
Memorial Hermann Surgery Center Pearland, LLP
Memorial Hermann Surgery Center Southwest, L.L.P.
Memorial Hermann Surgery Center Texas Medical Center, LLP
Memorial Hermann Surgery Center Sugar Land, L.L.P.
Memorial Hermann Surgery Center — The Woodlands, LLP
Memorial Hermann Surgery Center Westside, LLP
Memorial Hermann/USP Surgery Centers, LLP
Memorial Hermann/USP Surgery Centers II, LP
Memorial Hermann/USP Surgery Centers III, LLP
Memorial Hermann/USP Surgery Centers IV, LLP
Mercy/USP General Partners, L.L.C.
Mercy/USP Surgery Centers, L.P.
Metro Surgery Center, L.P.
Metroplex Surgicare Partners, Ltd.
MH/USP Kingwood, LLC
Michigan ASC Partners, L.L.C.
Mid Rivers Ambulatory Surgery Center, L.P.
Middle Tennessee Ambulatory Surgery Center, L.P.
Mountain Empire Surgery Center, L.P.
MSH Partners, LLP
New Horizons Surgery Center, LLC
New Mexico Orthopaedic Surgery Center Limited Partnership
North MacArthur Surgery Center, LLC
North Central Surgical Center, L.L.P.
North Garland Surgery Center, L.L.P.
North Shore Same Day Surgery, L.L.C.
NKCH/USP Surgery Centers, LLC
NKCH/USP Surgery Centers II, L.L.C.

NKCH/USP Briarcliff GP, LLC
NKCH/USP Liberty GP, LLC
Northeast Ohio Surgery Center, LLC
Northern Monmouth Regional Surgery Center, L.L.C.
Northridge Surgery Center, L.P.
Northside-Cherokee/USP Surgery Centers, L.L.C.
Northwest Georgia Orthopaedic Surgery Center, LLC
Northwest Surgery Center, Ltd.
Northwest Surgery Center, LLP
Oklahoma Center for Orthopedic and Multi-Specialty Surgery, LLC
Olive Ambulatory Surgery Center, L.P.
Opthalmology Anesthesia Services, LLC
Orlando Opthalmology Real Estate Investors, LLC
Orlando Opthalmology Surgery Center, LLC
Ortho Excel, Inc.
OrthoLink ASC Corporation
OrthoLink Baptist ASC, LLC
OrthoLink Physicians Corporation
OrthoLink Radiology Services Corporation
OrthoLink/ Georgia ASC, Inc.
OrthoLInk/New Mexico ASC, Inc.
OrthoLink/TN ASC, Inc.
OrthoLInk/TOC, LLC
Orthopedic and Surgical Specialty Company, LLC
Orthopedic South Surgical Partners, LLC
Pacific Endo-Surgical Center, L.P.
Park Cities Surgery Center, L.P.
Park Cities/Trophy Club GP, LLC
Parkway Surgery Center, LLC
Parkwest Surgery Center, L.P.
Pasadena Holdings, LLC
Pearland Ambulatory Surgery Center, Ltd.
Physicians Data Professionals, Inc.
Physicians Pavilion, L.P.
Physicians Surgery Center of Tempe, LLC
Physicians Surgical Center of Ft. Worth, LLP
Providence/USP Santa Clarita GP, LLC
Providence/USP Surgery Centers, L.L.C.
Radsource, LLC
Reading Ambulatory Surgery Center, L.P.
Redmond Surgery Center, LLC
Resurgens Surgery Center, LLC
Richmond ASC Leasing Company, LLC
River North Same Day Surgery, L.L.C.
Riverside Ambulatory Surgery Center, L.P.
Rockwall Ambulatory Surgery Center, L.L.P.
Rockwall/Heath Surgery Center, L.L.P.
Roseville Surgery Center, L.P.
Roswell Surgery Center, L.L.C.
Saint Thomas Campus Surgicare, L.P.

Saint Thomas/USP — Baptist Plaza, L.L.C.
Saint Thomas/USP Surgery Centers, L.L.C.
Saint Thomas/USP Surgery Centers II, LLC
Same Day Surgery, LLC
Same Day Management, L.L.C.
San Antonio Endoscopy, L.P.
San Fernando Valley Surgery Center, L.P.
San Gabriel Ambulatory Surgery Center, L.P.
San Gabriel Valley Surgical Center, L.P.
San Martin Surgery Center, LLC
Sand Lake Surgery Center, L.P.
Santa Clarita Surgery Center, L.P.
Sarasota Surgicare, Ltd.
Scripps Encinitas Surgery Center, LLC
Scripps/USP Surgery Centers, L.L.C.
Shrewsbury Surgery Center, LLC
Shore Outpatient Surgicenter, L.L.C.
Shoreline Real Estate Partnership, LLP
Shoreline Surgery Center, LLP
SmartHealth Norwin Hills Outpatient Center, L.P.
Southwest Ambulatory Surgery Center, L.L.C.
Specialists Surgery Center, L.L.C.
Specialty Lithotripsy Services, LLC
Specialty Surgicenters, Inc.
SSI Holdings, Inc.
St. Agnes Surgery Center of Ellicott City, L.L.L.P.
St. Agnes/USP Joint Venture, LLC
St. John’s Outpatient Surgery Center, LP
St. Joseph’s Outpatient Surgery Center, LLC
St. Mary’s Ambulatory Surgery Center, LLC
St. Mary’s Surgical Center, LLC
St. Mary’s/USP Surgery Centers, LLC
St. Vincent Health/USP, LLC
Sugar Land Surgical Hospital, LLP
Summit Radiology, LLC
Sunset Hills Ambulatory Surgery Center, L.P.
Suburban Endoscopy Services, LLC
Surgery Center of Canfield, LLC
Surgery Center of Columbia, L.P.
Surgery Center of Georgia, LLC
Surgery Center of Gilbert, LLC
Surgery Center of Peoria, LLC
Surgery Center of Scottsdale, LLC
Surgery Centers Holdings Company, L.L.C.
Surgery Centers of America II, LLC
Surgicoe of Texas, Inc.
Surgicoe Real Estate, L.L.C.
Surginet, Inc.
Surginet of Northwest Houston, Inc.
Surgis, Inc.

Surgis Management Services, Inc.
Surgis of Chico, Inc.
Surgis of Pearland, Inc.
Surgis of Phoenix, Inc.
Surgis of Redding, Inc.
Surgis of Rivergate, Inc.
Surgis of Sand Lake, Inc.
Surgis of Sonama, Inc.
Surgis of Victoria, Inc.
Surgis of Willowbrook, Inc.
Tamarac Surgery Center LLC
Templeton Surgery Center, LLC
Terre Haute Surgical Center, LLC
Teton Outpatient Services, LLC
Texan Ambulatory Surgery Center, L.P.
Texas Health Venture Arlington L.P.
Texas Health Venture Bellaire, L.P.
Texas Health Venture Denton L.P.
Texas Health Venture DSP L.P.
Texas Health Venture Fort Worth, L.L.C.
Texas Health Venture Frisco, L.P.
Texas Health Venture Garland, L.P.
Texas Health Venture Grapevine L.P.
Texas Health Venture Huguley, L.P.
Texas Health Venture Irving-Coppell, L.P.
Texas Health Venture North Garland, L.P.
Texas Health Venture Park Cities, L.P.
Texas Health Venture Park Cities/Trophy Club, LP
Texas Health Venture Plano, LLC
Texas Health Venture Rockwall, L.P.
Texas Health Venture Rockwall 2, L.P.
Texas Health Ventures Group L.L.C.
Texas Health Ventures Group Holdings, LLC
The Ambulatory Surgical Center of St. Louis, L.P.
The Center for Ambulatory Surgical Treatment, L.P.
The Surgery Center, an Ohio limited partnership
THVG Arlington GP, LLC
THVG Bedford GP, LLC
THVG Bedford, L.P.
THVG Bellaire GP, LLC
THVG Denton GP, LLC
THVG DeSoto GP, LLC
THVG DeSoto, L.P.
THVG DSP GP, LLC
THVG Fort Worth GP, LLC
THVG Fort Worth, L.P.
THVG Frisco GP, LLC
THVG Garland GP, LLC
THVG Grapevine GP, LLC
THVG Huguley GP, LLC

THVG Irving-Coppell GP, LLC
THVG Lewisville GP, LLC
THVG Lewisville, L.P.
THVG North Garland GP, LLC
THVG Park Cities GP, LLC
THVG Park Cities/Trophy Club GP, LLC
THVG Rockwall GP, LLC
THVG Rockwall 2 GP, LLC
THVG Valley View GP, LLC
THVG Valley View L.P.
THVG/HeatlhFirst, LLC
THVG/HealthFirst Holdings, LLC
Toms River Surgery Center, L.L.C.
TOPS Specialty Hospital, Ltd.
Trophy Club Medical Center, L.P.
Tulsa Outpatient Surgery Center, LLC
United Surgery Center — Southeast, Ltd.
United Surgical Associates, L.L.C.
University Surgical Partners of Dallas, L.L.P.
United Surgical of Atlanta, Inc.
United Surgical Partners Holdings, Inc.
University Surgery Center, Ltd.
USP Alexandria, Inc.
USP Assurance Company
USP Austin, Inc.
USP Austintown, Inc.
USP Baton Rouge, Inc.
USP Baltimore, Inc.
USP Bridgeton, Inc.
USP Cedar Park, Inc.
USP Central New Jersey, Inc.
USP Chesterfield, Inc.
USP Chicago, Inc.
USP Cleveland, Inc.
USP Coast, Inc.
USP Columbia, Inc.
USP Corpus Christi, Inc.
USP Cottonwood, Inc.
USP Creve Coeur, Inc.
USP Decatur, Inc.
USP Des Peres, Inc.
USP Destin, Inc.
USP Domestic Holdings, Inc.
USP Florissant, Inc.
USP Fredericksburg, Inc.
USP Frontenac, Inc.
USP Glendale, Inc.
USP Harbour View, Inc.
USP Houston, Inc.
USP Indiana, Inc.

USP International Holdings, Inc.
USP Kansas City, Inc.
USP Knoxville, Inc.
USP Las Cruses, Inc.
USP Long Island, Inc.
USP Lyndhurst, Inc.
USP Mason Ridge, Inc.
USP Michigan, Inc.
USP Midwest, Inc.
USP Mission Hills, Inc.
USP Nevada, Inc.
USP Nevada Holdings, LLC
USP Newport News, Inc.
USP New Jersey, Inc.
USP North Kansas City, Inc.
USP North Texas, Inc.
USP Oklahoma, Inc.
USP Olive, Inc.
USP Oxnard, Inc.
USP Philadelphia, Inc.
USP Phoenix, Inc.
USP Reading, Inc.
USP Richmond, Inc.
USP Richmond II, Inc.
USP Sacramento, Inc.
USP San Antonio, Inc.
USP San Gabriel, Inc.
USP Sarasota, Inc.
USP Securities Corporation
USP St. Peters, Inc.
USP Sunset Hills, Inc.
USP Tennessee, Inc.
USP Texas, L.P.
USP Texas Air, L.L.C.
USP Torrance, Inc.
USP Virginia Beach, Inc.
USP Webster Groves, Inc.
USP West Covina, Inc.
USP Westwood, Inc.
USP Winter Park, Inc.
USPE Holdings Limited
USPI San Diego, Inc.
Utica ASC Partners, LLC
Valley View Surgicare Partners, Ltd.
Victoria Ambulatory Surgery Center, LP
Warner Park Surgery Center, LP
Webster Ambulatory Surgery Center, L.P.
West Houston Ambulatory Surgical Associates, L.P.
Willowbrook Ambulatory Surgery Center, L.P.